Statements of Operations (USD $)	12 Months Ended		32 Months Ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2013
Income Statement
Revenue
Expenses:
General and administrative expenses	2,839	916	4,545
Professional fees	59,604	35,949	95,553
Total expenses	62,443	36,865	100,098
Operating loss	(62,443)	(36,865)	(100,098)
Net loss	$ (62,443)	$ (36,865)	$ (100,098)
Net loss per share - basic	$ 0.00	$ 0.00
Weighted average number of common shares outstanding - basic	31,971,808	21,461,762